UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARING BRANDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

CARING BRANDS, INC.

130 S Indian River Drive, Suite 202 PBM# 1232

Fort Pierce, Florida 34950

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 A.M. Eastern Time on July 9, 2026

May 4, 2026

NOTICE IS HEREBY GIVEN that the 2026 Special Meeting of Stockholders (the “Special Meeting”) of Caring Brands, Inc. (the “Company”) will be held on July 9, 2026, at 10:00 A.M. Eastern Time, in person at 130 S Indian River Drive, Suite 202 pbm#1232, Fort Pierce, FL 34950 for the following purposes:

(1) To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Additional Investment Right set forth in Section 4.19 of the Securities Purchase Agreement dated March 19, 2026, by and between the Company and the Purchasers party thereto (the “Securities Purchase Agreement” or “SPA”), which grants each Purchaser the right to purchase additional shares of Series A Convertible Preferred Stock and Warrants (the “Additional Investment Right Proposal”);

(2) To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock of the Company issuable upon conversion of the Series A Convertible Preferred Stock and exercise of the Warrants (collectively, the “Underlying Shares”), including the issuance of all Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock as of March 19, 2026, as contemplated by Section 4.23 of the Securities Purchase Agreement (the “Share Issuance Proposal”);

(3) To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the “Authorized Common Stock Increase Proposal”);

(4) To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Additional Investment Right Proposal, the Share Issuance Proposal and the Authorized Common Stock Increase Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt such proposals (the “Adjournment Proposal”); and

(5) To consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board has fixed the close of business on May 12, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special meeting. Accordingly, only stockholders of record at the close of business on May 14, 2026, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

May 27, 2026	By Order of the Board of Directors,

/s/ Glynn Wilson
Dr. Glynn Wilson
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2026.

The proxy statement is available at www.cleartrustonline.com/cabr.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the internet at www.cleartrustonline.com/cabr, 2) by telephone by calling the toll-free number 877-285-8605, or 3) by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CARING BRANDS, INC.

130 S Indian River Drive. Suite 202 PBM# 1232

Fort Pierce, Florida 34950

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2026 Special Meeting of Stockholders, to be held on July 9, 2026, at 10:00 A.M. Eastern Time, including at any adjournments or postponements of the special meeting, at 130 S Indian River Drive, Suite 202 pbm#1232, Fort Pierce, FL 34950, for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Caring Brands, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Caring Brands, Inc. You are invited to attend the Special Meeting and vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We have elected to provide access to our proxy materials over the Internet at www.cleartrustonline.com/cabr. Accordingly, we are sending to our stockholders of record as of the close of business on May 14, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Special Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about May 27, 2026, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Special Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Special Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at www.cleartrustonline.com/cabr. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How do I attend the Special Meeting?

The Special Meeting will be held on July 9, 2026, at 10:00 A.M. Eastern Time at 130 S Indian River Drive, Suite 202 pbm# 1232, Fort Pierce, FL 34950. Information on how to vote in person at the Special Meeting is discussed below.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Additional Investment Right Proposal): To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Additional Investment Right set forth in Section 4.19 of the Securities Purchase Agreement dated March 19, 2026, by and between the Company and the Purchasers party thereto (the “Securities Purchase Agreement” or “SPA”), which grants each Purchaser the right to purchase additional shares of Series A Convertible Preferred Stock and Warrants (the “Additional Investment Right Proposal”);

● Proposal 2 (Share Issuance Proposal): To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock of the Company issuable upon conversion of the Series A Convertible Preferred Stock and exercise of the Warrants (collectively, the “Underlying Shares”), including the issuance of all Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock as of March 19, 2026, as contemplated by Section 4.23 of the Securities Purchase Agreement (the “Share Issuance Proposal”);

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● Proposal 3 (Authorized Common Stock Increase Proposal): To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the “Authorized Common Stock Increase Proposal”);

● Proposal 4 (Adjournment Proposal): To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Additional Investment Right Proposal, the Share Issuance Proposal and the Authorized Common Stock Increase Proposal if there are not sufficient votes at the Special Meeting to approve and adopt such proposals (the “Adjournment Proposal”).

● To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Additional Investment Right Proposal): “FOR” the Additional Investment Right Proposal;

● Proposal 2 (Share Issuance Proposal): “FOR” the Share Issuance Proposal;

● Proposal 3 (Authorized Common Stock Increase Proposal): “FOR” the Authorized Common Stock Increase Proposal; and

● Proposal 4 (Adjournment Proposal): “FOR” the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Holders of record of our Common Stock, as of the close of business on May 14, 2026, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 9,091,506 shares of Common Stock were issued and outstanding.

What are the voting rights of stockholders ?

Each share of our Common Stock outstanding as of the Record Date, is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.

No dissenters’ rights are provided under the Nevada General Corporation Law, our Certificate of Incorporation or our Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Special Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. Stockholders may attend the Special Meeting on July 9, 2026, at 130 S Indian River Drive, Suite 202 pbm#1232, Fort Pierce, FL 34950.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, ClearTrust Stock Transfer Company, Inc. (our “Transfer Agent”), you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

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What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Nevada law. The presence at the meeting, or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the outstanding shares of stock entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 9,091,506 shares of our Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting, the Special Meeting may be adjourned, from time to time, either by the chairman of the meeting or by vote of a majority of the shares present in person, or represented by proxy at the meeting, but no other business shall be transacted at such meeting.

If we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the Special meeting may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Additional Investment Right Proposal), Proposal 2 (Share Issuance Proposal), Proposal 3 (Authorized Common Stock Increase Proposal) or Proposal 4 (Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Special Meeting have the following voting requirements:

● Proposal 1 (Additional Investment Right Proposal): The Additional Investment Right Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Additional Investment Right Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Share Issuance Proposal): The Share Issuance Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Share Issuance Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 3 (Authorized Common Stock Increase Proposal): The Authorized Common Stock Increase Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Authorized Common Stock Increase Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 4 (Adjournment Proposal): The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

This means that the Proposals could each be approved by the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

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How do I vote?

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, ClearTrust Stock Transfer Company, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on July 8, 2026, which is the day before the Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions.

To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the Special Meeting in person, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Special Meeting in person, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Additional Investment Right Proposal, “FOR” the Share Issuance Proposal, “FOR” the Authorized Common Stock Increase Proposal and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Special Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PRINCIPAL SECURITYHOLDERS

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of May 4, 2026, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13D or 13G filed with the SEC.

Applicable percentage ownership is based on 8,941,506 shares of common stock outstanding as of May 4, 2026. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Caring Brands, Inc., 130 S Indian River Drive, Suite 202 pbm# 1232, Fort Pierce, FL 34950. Further, unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

Name	Shares beneficially owned	Percentage
Directors and Named Executive Officers
Dr. Glynn Wilson	500,000	5.6%
Brian S John	750,000	8.4%
Dr. Hector Alila	50,000	*
Chritopher Galeta	-	-
Christopher Melton	-	-
All Directors and Officers as a group (5 persons)	1,300,000	14.6%
5% Shareholders
GBB Drink Lab Inc	500,000	5.6%

* Represents a percentage that is less than 1%.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to Proposal 1, Proposal 2, Proposal 3, and Proposal 4 include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

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PROPOSAL ONE

TO APPROVE THE ADDITIONAL INVESTMENT RIGHT

Background

On March 19, 2026, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain institutional and accredited investors (collectively, the “Purchasers”). Pursuant to the SPA, the Company agreed to issue and sell to the Purchasers up to $3,600,000 of (i) shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and (ii) warrants to purchase shares of common stock (the “Warrants”).

Section 4.19 of the SPA grants each Purchaser an “Additional Investment Right,” which provides each Purchaser with the right, at any time and from time to time until the date that is eighteen (18) months after the Closing Date, to purchase additional shares of Series A Preferred Stock and Warrants on the same terms and conditions as the initial closing, in such amounts as each Purchaser may elect. The Company is seeking stockholder approval of the Additional Investment Right for purposes of complying with Nasdaq Listing Rule 5635(d).

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on Nasdaq and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.”

“Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

Because the Additional Investment Right may result in the issuance of shares of Common Stock (upon conversion of Series A Preferred Stock and exercise of Warrants) in excess of 19.99% of the outstanding Common Stock as of the date of the SPA, and because the conversion and exercise prices may be below the Minimum Price, we are seeking stockholder approval of the Additional Investment Right.

Potential Adverse Effects

Following approval by the stockholders of this proposal, existing stockholders may suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon conversion of Series A Preferred Stock and exercise of Warrants issued pursuant to the Additional Investment Right.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

Approval of Proposal No. 1 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 1.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADDITIONAL INVESTMENT RIGHT PROPOSAL.

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PROPOSAL TWO

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF

19.99% OF OUTSTANDING COMMON STOCK

On March 19, 2026, Caring Brands, Inc. entered into a Securities Purchase Agreement (the “SPA” or “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”). Pursuant to the SPA, the Company agreed to issue and sell to the Purchasers up to $3,600,000 of (i) shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and (ii) Common A Warrants with a $0.40 exercise price and 5-year term to acquire additional shares of Common Stock (the “Warrants”).

Section 4.23 of the SPA requires that the Company seek stockholder approval as may be required by the rules and regulations of the Nasdaq Stock Market for the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants in excess of 19.99% of the issued and outstanding Common Stock as of the date of the SPA. Accordingly, we are seeking stockholder approval of the following:

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants in excess of 19.99% of the issued and outstanding Common Stock on March 19, 2026.

●	To consent to approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

Background

On March 19, 2026, the Company entered into the Securities Purchase Agreement by and among the Company and the Purchasers. Pursuant to the SPA, the Company agreed to issue and sell Series A Convertible Preferred Stock and Warrants, with the Series A Convertible Preferred Stock’s rights and preferences being set forth on the Certificate of Designation filed with the Secretary of State of the State of Nevada.

The Purchase Agreement contains other customary provisions including representations and warranties for the Company and the Investors, governing law, and notice.

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The following summary of certain terms and provisions of the Series A Convertible Preferred Stock and Warrants is not complete and is subject to and qualified in its entirety by the provisions of the Securities Purchase Agreement and Certificate of Designation.

Series A Preferred Stock Certificate of Designation

On March 19, 2026, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Nevada Secretary of State designating, 25,000 shares as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), each with a stated value of $1,000 per share (the “Stated Value”). The Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series A Convertible Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Certificate of Designation.

The following is a summary of the terms of the Series A Preferred Stock:

Dividends. At all times following the issuance of the Series A Preferred Stock, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (which shall be made in accordance with the terms of the Certificate of Designation) actually paid on shares of the Company’s Common Stock (the “Common Stock”) when, as and if such dividends (which shall be made in accordance with the terms of the Certificate of Designation) are paid on shares of the Common Stock.

No Voting Rights. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, the Series A shall have no voting rights, except as required by applicable law or as expressly provided in the Certificate of Incorporation or this Series A Certificate of Designation and shall not be entitled to any voting rights, other than any vote required by law or the Certificate of incorporation.

Liquidation. Upon any Liquidation (as defined in the Certificate of Designation), the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of the Company’s Series A Convertible Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise.

Conversion. Subject to the limitations set forth in the Certificate of Designation, at the option of the holder, each share of Series A Preferred Stock shall be convertible into shares of Common Stock. The Series A Preferred Stock shall be convertible at a conversion price determined by dividing the stated value by the applicable conversion rate. Notwithstanding the foregoing, the holders of the Series A Preferred Stock shall not be permitted to convert in excess of 19.99% of our total outstanding shares until stockholder approval for the Series A Preferred Stock is obtained. The Conversion Price is subject to adjustment in the event of stock dividends and stock splits, subsequent rights offerings, pro rata distributions, and fundamental transactions.

Potential Adverse Effects of the Approval of the Series A Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on Nasdaq and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

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Vote required

Approval of Proposal No. 2 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 2.

Holders of the Series A Preferred Stock that were purchased in the offering that was consummated on March 19, 2026, shall not be entitled to vote those shares purchased in that offering on Proposal 2 (i.e., the Series A Preferred Issuance Proposal). Holders that owned shares of common stock prior to the offering shall be entitled to vote those shares on Proposal 2, however.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE CONVERSION SHARES PURSUANT TO THE SERIES A PREFERRED STOCK, INCLUDING THE ISSUANCE OF ALL OF THE CONVERSION SHARES IN EXCESS OF 19.99% OF THE ISSUED AND OUSTANDING COMMON STOCK ON FEBRUARY 6, 2026

Additional Information

This summary is intended to provide you with basic information concerning the Series A Preferred Stock. The full text of each of the form of the Certificate of Designation and Purchase Agreement was filed as exhibits to our Current Report on Form 8-K filed with the SEC on February 6, and February 12, 2026, respectively.

Vote required

If a quorum is represented at the Special Meeting, this Proposal No. 2 will be approved with the affirmative vote of the majority of share present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 2, we do not expect any broker non-votes to result for this Proposal No. 2.

If a quorum is not represented at the Special Meeting, this Proposal No. 2 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 2.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THE SERIES A PREFERRED ISSUANCE PROPOSAL.

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PROPOSAL THREE

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview of the Proposal

The Company’s Articles of Incorporation currently authorizes the Company to issue a total of 100,000,000 shares of common stock, par value $0.001 per share. The Board has unanimously approved, deems advisable and in the best interest of the Company and its stockholders, and is now recommending to our stockholders for approval an amendment to the Articles of Incorporation to increase the number of shares of common stock from 100,000,000 shares to 500,000,000 shares.

If approved and adopted by our stockholders at the Special Meeting, this amendment would become effective upon the filing of an Amendment to the Articles of Incorporation with, and its acceptance by, the Secretary of State of the State of Nevada. Such a filing is expected to occur promptly after stockholder approval of this proposal.

No other changes to the Articles of Incorporation are being proposed, and the Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

Reasons for the Proposal

The Board is proposing the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 500,000,000 in order to provide the Company with the ability to continue to pursue business purposes including capital-raising transactions, strategic acquisitions, and future employee and director stock compensation programs.

As of the Record Date, 9,091,506 shares of the Company’s common stock were issued and outstanding. After giving effect to this proposed amendment to the Articles of Incorporation, approximately 470,180,904 shares of the Company’s common stock would be authorized for issuance for such future business purposes as the Board deems advisable.

The Company has no immediate arrangements, commitments, or understandings for the issuance of the proposed additional shares of the Company’s common stock other than in connection with the transactions contemplated by the Securities Purchase Agreement. The amendment to our Articles of Incorporation is intended to ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock for future use.

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The proposed increase in the number of authorized shares of our common stock would give the Company the flexibility to issue shares of our common stock for general corporate purposes. In addition, having such shares available for issuance in the future will allow shares of the Company’s common stock to be issued without the expense and delay of a stockholders’ meeting or further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which our common stock may then be listed.

Potential Effects on Existing Stockholders

The additional shares of Common Stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of common stock currently authorized. Adoption of the proposed amendment to the Articles of Incorporation alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders.

However, any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock, and (unless such issuance was pro rata among existing stockholders) our existing stockholders’ percentage ownership of our common stock would be diluted accordingly. Our common stock has no preemptive rights to purchase additional shares of common stock.

We have not proposed the increase in the authorized number of shares of our common stock with the intention of using the additional shares for anti-takeover purposes and we do not view the proposed increase as a specific anti-takeover measure. We are not at this time aware of any currently pending or threatened efforts to acquire control of the Company, and we are not proposing this increase in response to any third-party effort to acquire control of the Company.

Vote Required

If a quorum is represented at the Special Meeting, Proposal No. 3 will be approved by the affirmative vote of a majority of the voting power of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote on the proposal. Because banks, brokers, dealers and other nominees may generally vote without instructions on Proposal No. 3, we do not expect any broker non-votes to result for Proposal No. 3.

If a quorum is not represented at the Special Meeting, Proposal No. 3 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 3..

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION TO 500 MILLION.

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PROPOSAL FOUR

ADJOURNMENT PROPOSAL

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

In addition to the Additional Investment Right Proposal, the Share Issuance Proposal and the Authorized Common Stock Increase Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the foregoing proposals, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of such proposals (the “Adjournment Proposal”).

If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 4 will be approved with the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.

If a quorum is not represented at the Special Meeting, this Proposal No. 4 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 4.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE ADDITIONAL INVESTMENT RIGHT PROPOSAL, SHARE ISSUANCE PROPOSAL AND AUTHORIZED COMMON STOCK INCREASE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT SUCH PROPOSALS.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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CARING BRANDS, INC.

By:
Dr. Glynn Wilson
Chief Executive Officer

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